                         NOTICE OF GUARANTEED DELIVERY

                                    FOR THE
                               OFFER TO EXCHANGE

      $1.92 IN CASH AND 4 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE
                                ("COMMON STOCK")

                                      FOR

                           EACH OUTSTANDING SHARE OF
          6% SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2006

                                    AND FOR

                           EACH OUTSTANDING SHARE OF
          6% SERIES D CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2007

                         PURSUANT TO THE EXCHANGE OFFER
                             DATED AUGUST 27, 2002

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

THE OFFER WILL EXPIRE AT 12:00 A.M. (MIDNIGHT), NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 25, 2002, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF PREFERRED STOCK (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR PREFERRED STOCK TO BE EXCHANGED PURSUANT TO THIS OFFER. TENDERED PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Courier:
   Tender & Exchange Department     (for eligible institutions only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6433                   101 Barclay Street
      Church Street Station           For Confirmation Telephone:          Receive & Deliver Window
  New York, New York 10286-1248              (212) 815-6212                   New York, NY 10286

 Our Financial Advisor for the Exchange Offer is:    The Information Agent for the Exchange Offer is:
                  MORGAN STANLEY                                    MORROW & CO., INC.
                   1585 Broadway                                445 Park Avenue, 5th Floor
             New York, New York 10036                            New York, New York 10022
              Attn: Nathan McMurtray                            Call Collect (212) 754-8000
                  (212) 761-5409                                            or
                                                       Banks and Brokerage Firms, Please Call (800)
                                                                         654-2468
                                                         Shareholders, Please Call (800) 607-0088

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OR GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Loral Space & Communications Ltd., a corporation formed under the laws of Bermuda, upon the terms and subject to the conditions set forth in the Exchange Offer dated August 27, 2002 (as the same may be amended or supplemented from time-to-time, the "Exchange Offer"), and the related Letter of Transmittal (the Exchange Offer and the Letter of Transmittal together constitute the "Offer"), receipt of which is hereby acknowledged, the aggregate number of shares of Preferred Stock set forth below pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "The Exchange Offer -- Guaranteed Delivery Procedures". All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Exchange Offer.

     The undersigned understands and acknowledges that the Offer will expire at 12:00 a.m. (midnight), New York City time, on Wednesday, September 25, 2002, unless extended by the Issuer. The term "Expiration Date" shall mean 12:00 a.m. (midnight), New York City time, on Wednesday, September 25, 2002, unless the Offer is extended as provided in the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

--------------------------------------------------------------------------------
   CAPACITY (FULL TITLE) IF SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY

Date:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NAME(S) AND ADDRESS, INCLUDING ZIP CODE

Area Code and Telephone Number:
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
Aggregate Number of Shares of Series C Preferred Stock Tendered:*
--------------------------------------------------------------------------------
Aggregate Number of Shares of Series D Preferred Stock Tendered:*
--------------------------------------------------------------------------------
Certificate Number(s) of Preferred Stock (if available):
--------------------------------------------------------------------------------
Aggregate Number and Series of Shares of Preferred Stock Represented by Certificate(s):
--------------------------------------------------------------------------------

 IF TENDERED PREFERRED STOCK WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE
   THE DEPOSITARY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE (IF
                                  AVAILABLE):
Account No.:
--------------------------------------------------------------------------------
Transaction Code:
--------------------------------------------------------------------------------

* PLEASE INDICATE BY MARKING "N/A" IN THE APPROPRIATE SPACE IF YOU DO NOT HOLD ANY SHARES OF A PARTICULAR SERIES OF PREFERRED STOCK

-----------------------------------------------------------------------------------------------------------------------------

                                                    GUARANTEE OF DELIVERY
                                          (NOT TO BE USED FOR SIGNATURE GUARANTEES)

       The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule
  17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered shares of Preferred Stock in proper form for transfer, or confirmation of the book-entry transfer of such shares of Preferred Stock into the Exchange Agent's account at DTC as described in the Exchange
  Offer under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and other documents required by the Letter of Transmittal, all by 12:00 a.m. (midnight), New York City time, on the third New York Stock Exchange trading day following the Expiration Date.
-----------------------------------------------------------------------------------------------------------------------------

  Name of Eligible Institution: --------------------
                                                                  ---------------------------------------------------------
  Address:                                                        (AUTHORIZED SIGNATURE)
  ------------------------------------------------
                                                                  Title: --------------------------------------------------
-----------------------------------------------------------
  (INCLUDE ZIP CODE)                                              Name: ------------------------------------------------
                                                                  (PLEASE TYPE OR PRINT)
  Area Code and
  Telephone Number:  ------------------------------------         Date: ------------------------------------------ , 2002
-----------------------------------------------------------------------------------------------------------------------------

  NOTE: DO NOT SEND PREFERRED STOCK WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PREFERRED STOCK MUST BE MADE
  PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED
  DOCUMENTS.
-----------------------------------------------------------------------------------------------------------------------------

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